                                                                    EXHIBIT 10.9

                           INDEMNIFICATION AGREEMENT


         This Indemnification Agreement ("Agreement") is made as of the ___ day of ________, 199__, by and between Vista Energy Resources, Inc., a Delaware corporation (the "Company"), and ______________ and his/her affiliates (collectively referred to herein as the "Indemnitee").

                                    RECITALS

         A. The Indemnitee is presently serving as a director and/or an officer of the Company and/or, at the request of the Company, in an Authorized Capacity (as defined below) of or for Another Entity (as defined below). The Company desires the Indemnitee to continue in such capacity. The Company believes that the Indemnitee's undertaking of such additional responsibilities is important to the Company and that the protection afforded by this Agreement will enhance the Indemnitee's ability to discharge such responsibilities under existing circumstances. The Indemnitee is willing, subject to certain conditions including without limitation the execution and performance of this Agreement by the Company and the Company's agreement to provide the Indemnitee at all times the broadest and most favorable (to Indemnitee) possible indemnification permitted by applicable law (whether by legislative action or judicial decision), to continue in that capacity.

         B. In addition to the indemnification to which the Indemnitee is entitled under the By-Laws of the Company, as amended (the "By-Laws"), the Company may obtain (and if obtained, will use reasonable best efforts to keep in force, at its sole expense) insurance protecting its officers and directors and certain other persons (including the Indemnitee) against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties. The Company may, however, decide not or be unable to obtain such insurance, and, if obtained, there can be no assurance as to the continuation or renewal thereof, or that any such insurance will provide coverage for losses to which the Indemnitee may be exposed and for which he or she may be permitted to be indemnified under the General Corporation Law of the State of Delaware (the "DGCL").

         Now, Therefore, For and in consideration of the premises, the mutual promises hereinafter set forth, the reliance of the Indemnitee hereon in continuing to serve the Company or Another Entity in his or her present capacity and in undertaking to serve the Company or Another Entity in any additional capacity or capacities, the Company and the Indemnitee agree as follows:

                 1. Continued Service. The Indemnitee will continue to serve as a director and/or an officer of the Company and/or in each such Authorized Capacity of or for Another Entity in which he or she presently serves, in each case so long as he or she is duly elected and qualified to serve in such capacity or until he or she resigns or is removed.
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                 2.       Initial Indemnity.  (a) The Company will indemnify
the Indemnitee when the Indemnitee was or is involved in any manner (including without limitation as a party, a deponent or a witness) or is threatened to be made so involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, formal or informal, and any appeals therefrom (a "Proceeding") (other than a Proceeding by or in the right of the Company), by reason of the fact that such Indemnitee is or was or had agreed to become a director (including service as a member of any committee of directors), officer, employee, agent and/or "controlling person" (within the meaning of applicable securities laws) of the Company, or is or was serving or had agreed to serve at the request of the Company as a director (including service as a member of any committee of directors), officer, partner, member, trustee, employee or agent (each an "Authorized Capacity") of another corporation, partnership, joint venture, trust or other enterprise (each "Another Entity"), or by reason of any action alleged to have been taken or omitted in such capacity, against any and all costs, charges and expenses (including attorneys' and others' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding if the Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, the Indemnitee had no reasonable cause to believe such Indemnitee's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent will not, of itself, adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not meet the foregoing standard of conduct to the extent applicable thereto.

                          (a)     The Company will indemnify the Indemnitee
when such Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that such Indemnitee is or was or had agreed to become a director, officer, employee, agent and/or "controlling person" (within the meaning of applicable securities laws) of the Company, or is or was serving or had agreed to serve at the request of the Company in an Authorized Capacity of or for Another Entity, against any and all costs, charges and expenses (including attorneys' and others' fees) actually and reasonably incurred by him or her in connection with the investigation, preparation, defense, settlement or appeal of such Proceeding if the Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless, and only to the extent, that the Court of Chancery or the court in which the Proceeding was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

                          (b)     To the extent that the Indemnitee has been
successful on the merits or otherwise, including without limitation the dismissal of a Proceeding without prejudice, in the defense of any Proceeding referred to in Section 2(a) or Section 2(b) or in the defense of any claim, issue or matter in any such Proceeding, the Company will indemnify such Indemnitee against any





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and all costs, charges and expenses, including without limitation attorneys'
and others' fees, actually and reasonably incurred by such Indemnitee in connection therewith.

                          (c)     Any indemnification under Section 2(a) or
Section 2(b) (unless ordered by a court) will be made by the Company only as authorized in the specific case upon a determination, in accordance with
Section 4, that such indemnification is proper in the circumstances because the Indemnitee has met the applicable standards of conduct set forth in Section 2(a) and Section 2(b) (the "Indemnification Standards"). Such determination will be made in the manner set forth in Section 4(b).

                          (d)     Any and all costs, charges and expenses,
including without limitation attorneys' and others' fees, actually and reasonably incurred by the Indemnitee in defending any Proceeding will be paid by the Company as incurred and in advance of the final disposition of such Proceeding in accordance with the procedure set forth in Section 4(e).

                          (e)     Notwithstanding anything in this Agreement to
the contrary, the Indemnitee will not be entitled to indemnification or advancement of expenses pursuant hereto in connection with any Proceeding initiated by the Indemnitee against the Company (except for any Proceeding initiated by the Indemnitee pursuant to Section 6) unless the Company has joined in or consented to the initiation of such Proceeding.

                 3. Additional Indemnification. (a) Pursuant to Section 145(f) of the DGCL, without limiting any right which the Indemnitee may have under Section 2, the By-Laws, the DGCL, any policy of insurance or otherwise, but subject to the limitations set forth in Section 2(f) and to any maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder as contemplated by this Section 3(a), the Company will indemnify the Indemnitee against any amount which such Indemnitee is or becomes legally obligated to pay relating to or arising out of any claim made against such Indemnitee because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, omission, misstatement or misleading statement, which such Indemnitee commits, suffers, permits or acquiesces in while acting in such Indemnitee's capacity as a director, officer or controlling person of the Company, or, at the request of the Company, in an Authorized Capacity of or for Another Entity. The payments which the Company is obligated to make pursuant to this Section 3 will include without limitation damages, judgments, fines, amounts paid in settlement and reasonable charges, costs and expenses, including expenses of investigation, preparation, defense and settlement of Proceedings and expenses of appeal, attachment or similar bonds; provided, however, that the Company will not be obligated under this
Section 3(a) to make any payment in connection with any claim against the
Indemnitee:

                          (i)     to the extent of any fine or similar
                 governmental imposition which the Company is prohibited by applicable law from paying and which results from a final, non appealable order; or

                          (ii) to the extent based upon or attributable to the Indemnitee gaining in fact a personal profit to which such Indemnitee was not legally entitled, including





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                 without limitation profits made from the purchase and sale of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and profits arising from transactions in securities which were effected in violation of Section 10(b) or Section 14(e) of the Exchange Act, including Rule 10b-5 or Rule 14e-3 promulgated thereunder.

The determination of whether the Indemnitee is entitled to indemnification under this Section 3(a) shall be made in accordance with Section 4(b).

                          (b)     Any and all costs, charges and expenses,
including without limitation attorneys' and others' fees, actually and reasonably incurred by the Indemnitee in connection with any claim for which the Indemnitee may be entitled to indemnification pursuant to Section 3(a) will be paid by the Company as incurred and in advance of the final disposition thereof in accordance with the procedure set forth in Section 4(e).

                 4. Certain Procedures Relating to Indemnification and Advancement of Expenses. (a) Except as otherwise permitted or required by the DGCL, for purposes of pursuing an Indemnitee's rights to indemnification under
Section 2(a), Section 2(b) or Section 3(a), as the case may be, the Indemnitee may, but shall not be required to, submit to the Company (to the attention of the Secretary) a statement of request for indemnification substantially in the form of Exhibit 1 attached hereto (the "Indemnification Statement") stating that such Indemnitee believes that such Indemnitee is entitled to indemnification pursuant to this Agreement, together with such documents supporting the request as are reasonably available to the Indemnitee and are reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification hereunder (the "Supporting Documentation"). Upon receipt of any Indemnification Statement, the Company will promptly advise the Board of Directors of the Company (the "Board") in writing that the Indemnitee has requested indemnification.

                          (b)     The Indemnitee's entitlement to
indemnification under Section 2(a), Section 2(b) or Section 3(a), as the case may be, will be determined promptly following a claim by the Indemnitee for indemnification thereunder and in any event (if the Indemnitee submits to the Company an Indemnification Statement and Supporting Documentation) not less than 30 calendar days after receipt by the Company of such Indemnification Statement and Supporting Documentation. The Indemnitee's entitlement to indemnification under Section 2(a) or Section 2(b) will, subject to the next sentence, be made in one of the following ways: (i) by the Board by a majority vote of the directors who are not and were not parties to such Proceeding or claim ("Disinterested Directors"), even though less than a quorum, (ii) if there are no Disinterested Directors, or if a majority of the Disinterested Directors so direct, by written opinion of independent legal counsel selected by a majority of the Disinterested Directors (or, if there are no Disinterested Directors or a majority vote thereof is not obtainable, by a majority of the entire Board), if a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, a quorum of Disinterested Directors so directs, (iii) by the stockholders of the Company (but only if a majority of Disinterested Directors, if they constitute a quorum of the Board, presents the issue of entitlement





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to indemnification to the stockholders of the Company for their determination)
or (iv) as deemed to have been determined in accordance with Section 4(c). The Indemnitee's entitlement to indemnification under Section 3(a) or, in the event of a Change of Control (as hereinafter defined), under Section 2(a) or Section 2(b) will be determined by written opinion of independent legal counsel selected by the Indemnitee. Independent legal counsel selected as described above will be a law firm or member of a law firm (x) that neither at the time in question nor in the five years immediately preceding such time has been retained to represent (A) the Company (or any of its affiliates) or the Indemnitee in any matter material to either such party or (B) any other party to the Proceeding or claim giving rise to a claim for indemnification under this Agreement, (y) that, under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, would not be precluded from representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement and (z) to which the Indemnitee or the Company, acting therein through a majority of the Disinterested Directors or, if there are no Disinterested Directors, by a majority of the entire Board, does not reasonably object. If such independent legal counsel is reasonably objected to by the Indemnitee or the Company, the Indemnitee shall select another independent legal counsel subject to similar reasonable objection until independent legal counsel is agreed upon. The Company will pay the fees and expenses of such independent legal counsel.

                          (c)     Submission of an Indemnification Statement
and Supporting Documentation to the Company pursuant to Section 4(b) will create a presumption that the Indemnitee is entitled to indemnification under
Section 2(a), Section 2(b) or Section 3(a), as the case may be, and thereafter the Company will have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under Section 4(b) to determine the Indemnitee's entitlement to indemnification have not been appointed or have not made a determination within 30 calendar days after receipt by the Company of such Indemnification Statement and Supporting Documentation, the Indemnitee will be deemed to be entitled to indemnification unless within such 30-calendar day period the person or persons empowered under Section 4(b) to determine entitlement to indemnification have made a determination, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), that the Indemnitee is not entitled to such indemnification and the Indemnitee has received notice within such period in writing of such determination, which notice will (i) disclose with particularity the evidence in support of such determination and (ii) (A) if made by Disinterested Directors, be sworn to by all Disinterested Directors who participated in the determination and voted to deny indemnification, (B) if made by independent legal counsel, include a copy of the related written opinion of such counsel or (C) if made by the stockholders of the Company, include a certificate of the Company's Secretary as to the vote of such stockholders. The provisions of this Section 4(c) are intended to be procedural only and will not affect the right of the Indemnitee to indemnification under this Agreement and any determination that the Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement will be subject to review as provided in Section 6.

                          (d)     If a determination is made or deemed to have
been made pursuant to this Section 4 that the Indemnitee is entitled to indemnification, the Company will pay to the





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Indemnitee the amounts to which the Indemnitee is entitled within five business days after such determination of entitlement to indemnification has been made or deemed to have been made.

                          (e)     In order to obtain advancement of expenses
pursuant to Section 2(e), the Indemnitee will submit to the Company a written undertaking substantially in the form of Exhibit 2 attached hereto, executed personally or on behalf of such Indemnitee (the "Undertaking"), stating that
(i) such Indemnitee has incurred or will incur actual expenses in defending a Proceeding and (ii), if and to the extent required by law at the time of such advance, such Indemnitee undertakes to repay such amounts advanced as to which it may ultimately be determined that the Indemnitee is not entitled. In order to obtain advancement of expenses pursuant to Section 3(b), the Indemnitee may submit an Undertaking or, if the Indemnitee chooses not to submit an Undertaking, shall submit such other form of request as such Indemnitee determines to be appropriate (an "Expense Request"). Upon receipt of an Undertaking or Expense Request, as the case may be, the Company will within 5 calendar days make payment of the costs, charges and expenses stated in the Undertaking or Expense Request. No security will be required in connection with any Undertaking or Expense Request and any Undertaking or Expense Request will be accepted, and all such payments shall be made, without reference to the Indemnitee's ability to make repayment.

                 5. Duplication of Payments. The Company will not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has actually received payment (under any insurance policy, the By-Laws, the DGCL or otherwise) of the amount otherwise payable hereunder.

                 6. Enforcement. (a) If a claim for indemnification or advancement of expenses made to the Company pursuant to Section 4 is not timely paid in full by the Company as required by Section 4, the Indemnitee will be entitled to seek judicial enforcement of the Company's obligations to make such payments. If a determination is made pursuant to Section 4 that the Indemnitee is not entitled to indemnification or advancement of expenses hereunder, (i) the Indemnitee may at any time thereafter seek an adjudication of such Indemnitee's entitlement to such indemnification or advancement either, at the Indemnitee's sole option, in (A) an appropriate court of the State of Delaware or any other court of competent jurisdiction or (B) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, (ii) any such judicial proceeding or arbitration will be de novo and the Indemnitee will not be prejudiced by reason of such adverse determination, and (iii) in any such judicial proceeding or arbitration the Company will have the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Agreement.

                          (b)     The Company will be precluded from asserting
in any judicial proceeding or arbitration commenced pursuant to the provisions of Section 6(a) that the procedures and presumptions of this Agreement are not valid, binding and enforceable and will stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.





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                          (c)     In any action brought under Section 6(a), it
will be a defense to a claim for indemnification pursuant to Section 2(a) or
Section 2(b) (but not an action brought to enforce a claim for costs, charges and expenses incurred in defending any Proceeding in advance of its final disposition where the Undertaking, if any is required, has been tendered to the Company) that the Indemnitee has not met the standards of conduct which make it permissible under the DGCL for the Company to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense will be on the Company. Neither the failure of the Company (including any person or persons empowered under Section 4(b) to determine the Indemnitee's entitlement to indemnification) to have made a determination prior to commencement of such action that indemnification of the Indemnitee is proper in the circumstances because such Indemnitee has met the applicable standard of conduct set forth in the DGCL nor an actual determination by the Company (including any person or persons empowered under Section 4(b) to determine the Indemnitee's entitlement to indemnification) that the Indemnitee has not met such applicable standard of conduct will be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

                          (d)     It is the intent of the Company that the
Indemnitee not be required to incur the expenses associated with the enforcement of such Indemnitee's rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement, or if the Company or any other person takes any action to declare this Agreement void or unenforceable or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of such Indemnitee's choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction relating to enforcement of this Agreement. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel, the Company irrevocably consents to the Indemnitee's entering into an attorney-client relationship with such counsel, and in that connection the Company and the Indemnitee acknowledge that a confidential relationship will exist between the Indemnitee and such counsel. Regardless of the outcome thereof, the Company will pay and be solely responsible for any and all costs, charges and expenses, including without limitation attorneys' and others' fees, incurred by the Indemnitee (i) as a result of the Company's failure to perform this Agreement or any provision hereof or (ii) as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision hereof as aforesaid.

                 7. Liability Insurance and Funding. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, the Indemnitee will be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for a director, officer or controlling person of the Company or a person serving at the request of the Company in an Authorized Capacity of or for Another Entity, as the case





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may be.  The Company may, but shall not be required to, create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such amounts as may be necessary to satisfy its obligations to indemnify and advance expenses pursuant to this Agreement.

                 8. Change of Control. (a) If the Company sells or otherwise disposes of all or substantially all of its assets or is a constituent corporation in a consolidation, merger or other business combination transaction or if there is a change of control (as defined below) of the Company, (a) the Company will require (if it is not the surviving, resulting or acquiring corporation therein) the surviving, resulting or acquiring corporation expressly to assume the Company's obligations under this Agreement and to agree to indemnify the Indemnitee to the full extent provided herein and (b), whether or not the Company is the resulting, surviving or acquiring corporation in any such transaction (or Change of Control), the Indemnitee will also stand in the same position under this Agreement with respect to the resulting, surviving or acquiring corporation as an Indemnitee would have with respect to the Company if the transaction (or Change of Control) had not occurred.

                          (b)  The Company agrees that if there is a Change of
Control of the Company (other than a Change of Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change of Control) then with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnity payments and advancement of expenses under this Agreement or any other agreement or provisions of the Certificate of Incorporation of the Company (the "Certificate") or the By-laws now or hereafter in effect, the Company shall seek legal advice only from independent legal counsel selected as provided in
Section 4(b). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of such independent legal counsel and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                 9.       Partial Indemnity.   If the Indemnitee is entitled
under any provision of this Agreement to indemnification by the Company for some or a portion of the costs, charges, expenses, judgments, fines and amounts paid in settlement of a Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

                 10. Nonexclusivity and Severability. (a) The right to indemnification and advancement of expenses provided by this Agreement is not exclusive of any other right to which the Indemnitee may be entitled under the Certificate, the By-Laws, the DGCL, any other statute, insurance policy, agreement, vote of stockholders or of directors or otherwise, both as to actions in such Indemnitee's official capacity and as to actions in another capacity while holding such office, and will continue after the Indemnitee has ceased to serve as a director, officer or controlling person of the Company or in an Authorized Capacity in or for Another Entity and will inure to the benefit





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of such Indemnitee's successors, heirs, executors and administrators; provided, however, that, to the extent the Indemnitee otherwise would have any greater right to indemnification or advancement of expenses under any provision of the Certificate or the By-Laws as in effect on the date hereof, the Indemnitee will be deemed to have such greater right pursuant to this Agreement; and, provided further, that, inasmuch as it is the intention of the Company to provide the Indemnitee with the broadest and most favorable (to the Indemnitee) possible indemnity permitted by applicable law (whether by legislative action or judicial decision), to the extent that the DGCL currently permits or in the future permits (whether by legislative action or judicial decision) any greater right to indemnification or advancement of expenses than that provided under this Agreement as of the date hereof, the Indemnitee will automatically, without the necessity of any further action by the Company or the Indemnitee, be deemed to have such greater right pursuant to this Agreement. Similarly, the Indemnitee shall have the benefit of any future changes to the By-Laws or the Certificate which grant or permit any greater right to indemnification or advancement of expenses.

                          (b)     The Company will not adopt any amendment to
the Certificate or By-Laws the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnity pursuant to the Certificate, the By-Laws, the DGCL or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date upon which any such amendment was approved by the Board or the stockholders, as the case may be. Notwithstanding the foregoing, if the Company adopts any amendment to the Certificate or By-Laws the effect of which is to so deny, diminish or encumber the Indemnitee's rights to such indemnity, such amendment will apply only to acts or failures to act occurring entirely after the effective date thereof.

                          (c)     If any provision or provisions of this
Agreement are held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) will not in any way be affected or impaired thereby and (ii), to the fullest extent possible, the provisions of this Agreement (including without limitation all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. No claim or right to indemnity or advancement of expenses pursuant to Section 3 hereof shall in any way affect or limit any right which the Indemnitee may have under Section 2 hereof, the Certificate, the By-Laws, the DGCL, any policy of insurance or otherwise.

                 11. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

                 12. Modification; Survival. This Agreement contains the entire agreement of the parties relating to the subject matter hereof; provided, however, that this provision shall not be construed to affect the Company's obligations to the Indemnitee under the Certificate or By-Laws. This Agreement may be modified only by an instrument in writing signed by both parties hereto.





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The provisions of this  Agreement will survive the death, disability, or incapacity of the Indemnitee or the termination of the Indemnitee's service as a director, an officer or controlling person of the Company or in an Authorized Capacity of or for Another Entity and will inure to the benefit of the Indemnitee's successors, heirs, executors and administrators.

                 13. Certain Terms. (a) For purposes of this Agreement, references to a person's capacity as a "director" shall include without limitation such person's capacity as a member of any committee appointed by the board of which such person is a director; references to "Another Entity" will include employee benefit plans; references to "fines" will include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; and references to "serving at the request of the Company" will include any service in any capacity which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to Sections or Exhibits are to Sections or Exhibits of or to this Agreement; references to the singular will include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan such Indemnitee will be deemed to have acted in a "manner not opposed to the best interests of the Company" as referred to herein.

                          (b)     For purposes of this Agreement, a "Change of
Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any "person" or "group" of related persons (as such terms are used in Section 13(d) of the Exchange Act), (ii) a majority of the Board of Directors of the Company shall consist of persons who are not Continuing Directors; or (iii) the acquisition by any person or group (other than Natural Gas Partners II, L.P., Natural Gas Partners III, L.P. or any Affiliate thereof) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

                          (c)     For purposes of this Agreement, "Continuing
Director" shall mean, as of the date of determination, any person who (i) was a member of the Board of Directors of the Company immediately after the Effective Time or (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

                          (d)     "Effective Time" shall mean the time that the
proposed merger of Midland Merger Co. and Midland Resources, Inc. is effective as such merger is contemplated by that certain Agreement and Plan of Merger, dated as of May 22, 1998, among Vista Resources Partners, L.P., Midland Resources, Inc., Vista Energy Resources, Inc. and Midland Merger Co.

                 14. Joint Defense. Notwithstanding anything to the contrary contained herein, if (a) the Indemnitee elects to retain counsel in connection with any Proceeding or claim in respect of which indemnification may be sought by the Indemnitee against the Company pursuant to this Agreement and
(b) any other director or officer of the Company or person serving at the request of the Company in an Authorized Capacity of or for Another Entity may also be subject to liability arising out of such Proceeding or claim and in connection with such Proceeding or claim seeks indemnification against the Company pursuant to an agreement similar to this Agreement, the Indemnitee, together with such other persons, will employ counsel to represent jointly the Indemnitee and such other persons unless the Indemnitee determines that such joint representation would be precluded under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, in which case the Indemnitee will notify the Company (to the attention of the Secretary) thereof and will be entitled to be represented by separate counsel.

                 15. EXPRESS NEGLIGENCE ACKNOWLEDGMENT. WITHOUT LIMITING OR ENLARGING THE SCOPE OF THE INDEMNIFICATION OBLIGATIONS SET FORTH IN THIS AGREEMENT, THE INDEMNITEE WILL BE ENTITLED TO INDEMNIFICATION HEREUNDER IN ACCORDANCE WITH THE TERMS HEREOF, REGARDLESS OF WHETHER THE CLAIM GIVING RISE TO SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE, OR STRICT LIABILITY, OF THE INDEMNITEE.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                       VISTA ENERGY RESOURCES, INC.

                                       By:
                                          -----------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------


                                       INDEMNITEE


                                       --------------------------------------
                                          Name:
                                               ------------------------------

                                                                       Exhibit 1


                           INDEMNIFICATION STATEMENT


         1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated as of __________, 199_ (the "Indemnification Agreement"), between Vista Energy Resources, Inc., a Delaware corporation (the Company"), and the undersigned.

         2. The undersigned is requesting indemnification in connection with a Proceeding (as defined in the Indemnification Agreement) or claim in which the undersigned was or is involved or is threatened to be made involved.

         3. With respect to all matters related to any such Proceeding or claim, the undersigned believes that the undersigned is entitled to be indemnified pursuant to the provisions of the Indemnification Agreement.

         4. Without limiting any other rights which the undersigned has or may have, the undersigned is requesting indemnification against liabilities which have or may arise out of _______________________________________________
______________________________________________________________________________.

         5. The undersigned has attached such documents supporting this request as are reasonably available to the undersigned and are reasonably necessary to determine whether and to what extent the undersigned is entitled to indemnification under the Indemnification Agreement.


                                               -------------------------------

                                               Name:
                                                        ----------------------

                                                                       Exhibit 2


                                  UNDERTAKING


         1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated as of __________, 199_ (the "Indemnification Agreement"), between Vista Energy Resources, Inc., a Delaware corporation (the "Company"), and the undersigned.

         2. The undersigned is requesting advancement of certain costs, charges and expenses (including attorneys' and others' fees) which the undersigned has incurred or will incur in defending a Proceeding (as defined in the Indemnification Agreement) or in connection with a claim for which the undersigned may be entitled to indemnification pursuant to the Indemnification Agreement.

         3. The undersigned hereby undertakes to repay this advancement of expenses if it is ultimately determined that the undersigned is not entitled to be indemnified by the Company under the Indemnification Agreement.

         4. The costs, charges and expenses for which advancement is requested are, in general, all expenses related to ___________________________
______________________________________________________________________________.


                                               -------------------------------

                                               Name:
                                                        ----------------------